UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 17, 2021

ZILLOW GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Second Avenue, Floor 31, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

(206) 470-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZG	The Nasdaq Global Select Market
Class C Capital Stock, par value $0.0001 per share	Z	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On February 17, 2021, Zillow Group, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Deutsche Bank Securities Inc., Evercore Group L.L.C., J.P. Morgan Securities LLC and Zelman Partners LLC as the Company’s sales agents and/or principals (the “Managers”), pursuant to which the Company may offer and sell from time to time, through the Managers, shares of the Company’s Class C capital stock, $0.0001 par value, having an aggregate gross sales price of up to $1,000,000,000 (the “Shares”), in such share amounts as the Company may specify by notice to the Managers, in accordance with the terms and conditions set forth in the Equity Distribution Agreement (the “Offering”).

Sales, if any, of the Shares pursuant to the Equity Distribution Agreement may be made in ordinary brokers’ transactions, (whether or not solicited), to or through a market maker, in the over-the-counter market, or in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the Nasdaq Global Select Market, or any other existing trading market for the Company’s Class C capital stock, or through a combination of any such methods of sale. The Managers may also sell the Company’s Class C capital stock by any other method permitted by law. Under the Equity Distribution Agreement, the Company will set the parameters for the sale of Shares, including the time period during which sales are requested to be made, the maximum number of Shares that may be sold in any one trading day and any minimum price below which sales may not be made, and any other sales parameters as the Company deems appropriate. The Company is not obligated to sell any Shares under the Equity Distribution Agreement.

Under the terms of the Equity Distribution Agreement, the Company may also sell Shares to any Manager, as principal for its own account, at a price agreed upon at the time of sale. If the Company sells Shares to a Manager as principal, the Company will enter into a separate terms agreement with such Manager and will describe any such agreement in a separate prospectus supplement or pricing supplement.

The Shares will be offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-253207), which was automatically effective upon filing with the Securities and Exchange Commission (the “SEC”) on February 17, 2021. The Company also filed a prospectus supplement, dated February 17, 2021, with the SEC in connection with the offer and sale of the Shares.

The Equity Distribution Agreement may be terminated at any time by the Company upon written notice to the Managers for any reason, or by the Managers upon written notice to the Company for any reason.

The Equity Distribution Agreement contains customary representations, warranties and agreements by the Company, and indemnification rights and obligations of the parties. The Equity Distribution Agreement provides that the Managers will be entitled to compensation for their services of 1.00% of the gross sales price per share from each sale of the Shares. Under the terms of the Equity Distribution Agreement, the Company has agreed to indemnify the Managers against certain specified types of liabilities, including liabilities under the Securities Act, to contribute to payments the Managers may be required to make in respect of these liabilities, and to reimburse the Managers for certain expenses.

The Company intends to use the net proceeds from the sale, if any, of the Shares for general corporate purposes, which may include working capital, sales and marketing activities, general and administrative matters, and capital expenditures. The Company may also use the net proceeds for acquisitions of, or investments in, other businesses, products or technologies.

The Managers and their respective affiliates have provided, and may in the future provide, various investment banking and other financial services for the Company and its affiliates, for which services they may in the future receive customary fees. In particular, affiliates of Citigroup Global Markets, Inc., Goldman Sachs & Co. LLC and Credit Suisse Securities (USA) LLC are lenders under certain of the Company’s credit facilities and have received, or will receive, customary fees and expenses, and affiliates of Citigroup Global Markets, Inc., Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc. and J.P. Morgan Securities LLC are parties to certain of the Company’s hedging transactions and derivative instruments and have received, or will receive, customary fees and expenses. In addition, in the ordinary course of their business activities, the Managers and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of the Company or its affiliates. The Managers and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The above summary of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Equity Distribution Agreement, a copy which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

In connection with the Offering, the legal opinion of Perkins Coie LLP as to the legality of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein and into the Registration Statement by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated February 17, 2021, by and among Zillow Group, Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Deutsche Bank Securities Inc., Evercore Group L.L.C., J.P. Morgan Securities LLC and Zelman Partners LLC

5.1	Opinion of Perkins Coie LLP.

23.1	Consent of Perkins Coie LLP (included within the opinion filed as Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2021	ZILLOW GROUP, INC.

	By:	/S/ JENNIFER ROCK
	Name:	Jennifer Rock
	Title:	Chief Accounting Officer